Exhibit 4.2

                                       PB
                              PRIME BANCORP, INC.

  NUMBER                                                                 SHARES
PB


        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

                (subject to restrictions noted on reverse side)



COMMON STOCK                                CUSIP
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES that


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $1.00 OF

PRIME BANCORP, INC., transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and By-Laws of the Corporation as from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


                 /s/ JOSEPH A. FLUEHR, III
                     ---------------------
                 Joseph A. Fluehr III
                 Secretary

                                           /s/ JAMES J. LYNCH
                                               ----------------------
                                           James J. Lynch
                                           President and Chief Executive Officer


                              PRIME BANCORP, INC.
                                   CORPORATE
                                      SEAL
                                      1996
                                  PENNSYLVANIA
                                        *

Countersigned and Registered:

     AMERICAN STOCK TRANSFER & TRUST COMPANY
     (New York, N.Y.)

                              Transfer Agent
                              and Registrar,

By
  ------------------------------------------
                        Authorized Signature

                              PRIME BANCORP, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, PREFERENCES, VOTING RIGHTS, LIMITATIONS AND OTHER RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

THE ARTICLES OF INCORPORATION OF THE CORPORATION PROHIBIT OR RESTRICT THE ACQUISITION OF 10% OR MORE OF THE VOTING STOCK OF THE CORPORATION BY ANY PERSON OR GROUP OF PERSONS, AND PROHIBIT CERTAIN "BUSINESS COMBINATIONS" WITH SUCH PERSONS, EXCEPT UPON THE TERMS SET FORTH IN THE ARTICLES OF INCORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -- as tenants in common

TEN ENT    -- as tenants by the entireties

JT TEN     -- as joint tenants with right of
              of survivorship and not as
              tenants in common


UNIF GIFT MIN ACT -- .................... Custodian ....................
                           (Cust)                        (Minor)
                     under Uniform Gifts to Minors
                     Act ......................
                              (State)

    Additional abbreviations may also be used though not in the above list.



For value received, ..................... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _______________________________
|                               |
|                               |
|_______________________________|...............................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint .............................................

 ................................................................................

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ..........................

                                 ...............................................



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.